Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
Reporting Period: June 25-July 31, 2015

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
/s/ Michael F. Doolan	August 31, 2015
Signature of Debtor	Date
/s/ Michael F. Doolan	August 31, 2015
Signature of Joint Debtor	Date
/s/ Michael F. Doolan	August 31, 2015
Signature of Authorized Individual*	Date
Michael F. Doolan	Executive Vice President and Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

General Notes to the Monthly Operating Report ("MOR")

The Chapter 11 Cases

On June 25, 2015 (the "Petition Date"), Molycorp, Inc. (the “Company”), certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) each commenced a case (collectively, the “Chapter 11 Cases”) by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtors are continuing in possession of their properties and are managing their businesses, as debtors-in-possession, in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The Company’s operating subsidiaries in Hong Kong, China, Thailand, Sri Lanka, Japan, Korea, Germany, United Kingdom, Estonia and Singapore are not Debtors under the Chapter 11 Cases. In addition, the Company’s majority owned joint venture in Quapaw, Oklahoma, is not a Debtor under the Chapter 11 Cases. The Chapter 11 Cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357.
Although the Chapter 11 Cases triggered defaults for certain of the Debtors’ debt obligations, creditors are stayed from taking any actions as a result of such defaults. Substantially all of the Debtors' pre-petition liabilities are subject to settlement under a reorganization plan. As a result of the Chapter 11 Cases, the realization of assets and the satisfaction of liabilities are subject to uncertainty. The Debtors, operating as debtors-in-possession under the Bankruptcy Code, may, subject to approval of the Court, sell or otherwise dispose of assets and liquidate or settle liabilities for amounts other than those reflected in certain financial information herein disclosed. In addition, a confirmed reorganization plan or other arrangement may materially change the amounts and classifications of assets and liabilities herein disclosed.
The U.S. Trustee for the District of Delaware (the "U.S. Trustee") has appointed an official committee of unsecured creditors (the “UCC”). The UCC is organized to represent the interests of all creditors that have unsecured claims against the Debtors. The UCC and its legal representatives have a right to be heard on all matters affecting the Debtors that come before the Court. There can be no assurance that the UCC will support the Debtors' positions on matters to be presented to the Court in the future or on any reorganization plan, once proposed. This could materially change the amounts and classifications of assets and liabilities herein disclosed.
Debtor-In-Possession Financing
On July 2, 2015, the Company received approval from the Court, pursuant to an interim order, to borrow an aggregate of $22.0 million in interim debtor-in-possession financing provided by an affiliate of Oaktree Capital Management ("Oaktree"). On July 24, 2015, the Court, pursuant to a final order, approved a Secured Superpriority Debtor-In-Possession Credit Agreement between the Company, Oaktree and other lenders for an additional aggregate of $113.4 million. For more information, readers are referred to the Company's report on Form 10-Q for the quarterly period ended June 30, 2015 filed with the Securities and Exchange Commission on August 17, 2015.
Basis of presentation
The financial statements and supplemental information contained herein are unaudited, limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements for the Debtors, as set forth by the Court, and is in a format intended to meet the requirements for the Debtors, as set forth by the U.S. Trustee.
Except for cash receipts and disbursements, the financial statements and supplemental information contained herein are prepared on an accrual basis. However, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and does not include all of the information and footnotes required by GAAP. Therefore, there can be no assurance that the financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on the MOR. The unaudited financial statements herein included have been derived from the books and records of the Debtors. As a result, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this MOR. The information furnished in this report primarily includes normal recurring adjustments but not all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and any changes could be material. The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: June 25-July 31, 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
1 of 2

Debtors	Molycorp Minerals LLC	Magnequench International Inc	Molycorp Metals & Alloys	Molycorp Rare Metals (Utah) Inc.	Molycorp Minerals Canada ULC	Molycorp Chemical & Oxide Inc.	Molycorp Inc.	Magnequench Ltd.	NEO International Corp.	Molycorp Rare Metals Holding Inc.	MCP Canada Ltd Partnership	Molycorp Luxembourg Hldgs Sarl	MCP Exchangeco Inc.	MCP Callco ULC
Case No.	15-11371	15-11360	15-11369	15-11373	15-11370	15-11367	15-11357	15-11361	15-11374	15-11372	15-11365	15-11368	15-11366	15-11363
Country	USA	USA	USA	USA	Canada	USA	USA	Barbados	Barbados	USA	Canada	Luxembourg	Canada	Canada
USD in 000s

Operating Activity
Cash Receipts
Resources	$849	—	—	—	—	—	—	—	—	—	—	—	—	—
Rare Metals	—	—	—	295	—	—	—	—	—	—	—	—	—	—
Magnetic Materials & Alloys	—	3,641	479	—	—	—	—	—	—	—	—	—	—	—
Chemicals & Oxides	—	—	—	—	—	4,591	—	—	—	—	—	—	—	—
Other receipts	219	—	—	11	81	—	—	—	5	—	—	—	—	—
Total Operating Cash Receipts	1,068	3,641	479	307	81	4,592	—	—	5	—	—	—	—	—

Cash Disbursements
Payroll	(4,875)	(231)	(168)	(107)	(381)	(91)	—	—	(38)	—	(14)	—	—	—
Contract labor	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Raw material payments	—	(47)	(189)	—	—	—	—	—	—	—	—	—	—	—
Reagents & chemicals	—	—	—	—	(29)	—	—	—	—	—	—	—	—	—
Transportation & shipping	(12)	(3)	(13)	(14)	—	—	—	—	—	—	—	—	—	—
Other production costs	(3,243)	(50)	(47)	(8)	(17)	—	—	—	—	—	—	—	—	—
Repairs & maintenance (non-CapEx)	—	—	—	—	(2)	—	—	—	—	—	—	—	—	—
Professional fees	(164)	(9)	—	—	—	—	(8)	—	—	—	—	—	—	—
Rent and operating leases	(55)	(12)	—	—	(31)	—	—	—	—	—	—	—	—	—
Taxes	—	—	—	—	(6)	—	—	—	—	—	—	—	—	—
Insurance	(468)	(35)	—	—	—	—	—	—	—	—	—	—	—	—
Utilities	(330)	—	(6)	(2)	(2)	—	—	—	—	—	—	—	—	—
Other disbursements	(87)	(23)	—	—	(87)	(124)	—	—	(32)	—	—	—	—	—
Total Operating Cash Disbursements	(9,234)	(410)	(423)	(130)	(554)	(215)	(8)	—	(70)	—	(14)	—	—	—

Net Cash Flow - Operating	(8,166)	3,231	56	176	(473)	4,377	(8)	—	(65)	—	(14)	—	—	—

Intercompany
Net intercompany - operating	9,263	(928)	—	(4)	282	2,122	(7,574)	—	—	—	1,996	—	—	—
Net intercompany - debt & equity	500	—	(500)	—	—	—	—	—	—	160	—	—	—	—
Net investment & JV funding	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net Intercompany	9,763	(928)	(500)	(4)	282	2,122	(7,574)	—	—	160	1,996	—	—	—

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	130,000	—	—	—	—	—	—	—
Total Non-Operating Cash Receipts	—	—	—	—	—	—	130,000	—	—	—	—	—	—	—

Cash Disbursements
Interest	—	—	—	—	—	—	(261)	—	—	—	—	—	—	—
Capital expenditures	—	—	—	(2)	(1)	—	—	—	—	—	—	—	—	—
Capital lease & other	(278)	—	—	—	—	—	—	—	—	—	—	—	—	—
Reorganization professional fees	(1,903)	—	—	—	—	—	(1,700)	—	—	—	—	—	—	—
Total Non-Operating Cash Disbursements	(2,181)	—	—	(2)	(1)	—	(1,961)	—	—	—	—	—	—	—

Net Cash Flow - Non-Operating	(2,181)	—	—	(2)	(1)	—	128,039	—	—	—	—	—	—	—

Total Net Increase (Decrease) in Cash	$(584)	$2,303	$(444)	$171	$(192)	$6,499	$120,457	$—	$(65)	$160	$1,982	—	—	—

Beginning Cash Balance - Book	$1,251	$1,873	$981	$3,377	$5,192	$4,689	$2,370	$143	$265	$66	$3,179	$10	$6	$5
Total cash receipts	1,068	3,641	479	307	81	4,592	130,000	—	5	—	—	—	—	—
Total cash disbursements	(11,415)	(410)	(423)	(132)	(555)	(215)	(1,969)	—	(70)	—	(14)	—	—	—
Net intercompany	9,763	(928)	(500)	(4)	282	2,122	(7,574)	—	—	160	1,996	—	—	—
Ending Cash Balance - Book - Debtors	$668	$4,176	$537	$3,548	$5,000	$11,188	$122,827	$143	$200	$226	$5,161	$10	$6	$5

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	(7,917)	(3,289)	(367)	(376)	(908)	(2,120)	(261)	—	(70)	—	(14)	—	—	—

Allocated - Reorganization Professional Fees	(1,862)	(773)	(86)	(88)	(213)	(498)	(61)	—	(16)	—	(3)	—	—	—
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	(9,779)	(4,062)	(453)	(464)	(1,121)	(2,618)	(322)	—	(86)	—	(18)	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1	Reporting Period: June 25-July 31, 2015

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Continuation Sheet for MOR-1	2 of 2

Debtors	Industrial Minerals LLC	Magnequench Inc.	MCP Canada Holdings ULC	PP IV Mountain Pass II Inc.	PP IV Mountain Pass I Inc	RCF IV Speedwagon Inc.	Molycorp Advanced Water Technologies LLC	GRAND
Case No.	15-11358	15-11359	15-11364	15-11376	15-11375	15-11377	15-11362	TOTAL
Country	USA	USA	Canada	USA	USA	USA	USA
USD in 000s

Operating Activity
Cash Receipts
Resources	$—	$—	$—	$—	$—	$—	$—	$849
Rare Metals	—	—	—	—	—	—	—	295
Magnetic Materials & Alloys	—	—	—	—	—	—	—	4,120
Chemicals & Oxides	—	—	—	—	—	—	—	4,591
Other receipts	—	—	—	—	—	—	—	316
Total Operating Cash Receipts	—	—	—	—	—	—	—	10,172

Cash Disbursements
Payroll	—	—	—	—	—	—	—	(5,904)
Contract labor	—	—	—	—	—	—	—	—
Raw material payments	—	—	—	—	—	—	—	(236)
Reagents & chemicals	—	—	—	—	—	—	—	(29)
Transportation & shipping	—	—	—	—	—	—	—	(41)
Other production costs	—	—	—	—	—	—	—	(3,365)
Repairs & maintenance (non-CapEx)	—	—	—	—	—	—	—	(2)
Professional fees	—	—	—	—	—	—	—	(181)
Rent and operating leases	—	—	—	—	—	—	—	(98)
Taxes	—	—	—	—	—	—	—	(6)
Insurance	—	—	—	—	—	—	—	(503)
Utilities	—	—	—	—	—	—	—	(340)
Other disbursements	—	—	—	—	—	—	—	(353)
Total Operating Cash Disbursements	—	—	—	—	—	—	—	(11,058)

Net Cash Flow - Operating	—	—	—	—	—	—	—	(886)

Intercompany
Net intercompany - operating	—	—	—	—	—	—	—	5,158
Net intercompany - debt & equity	—	—	—	—	—	—	—	160
Net investment & JV funding	—	—	—	—	—	—	—	—
Net Intercompany	—	—	—	—	—	—	—	5,318

Non-Operating Activity
Cash Receipts	—	—	—	—	—	—	—	—
3rd-party loan proceeds	—	—	—	—	—	—	—	130,000
Total Non-Operating Cash Receipts	—	—	—	—	—	—	—	130,000

Cash Disbursements
Interest	—	—	—	—	—	—	—	(261)
Capital expenditures	—	—	—	—	—	—	—	(3)
Capital lease & other	—	—	—	—	—	—	—	(278)
Reorganization professional fees	—	—	—	—	—	—	—	(3,603)
Total Non-Operating Cash Disbursements	—	—	—	—	—	—	—	(4,145)

Net Cash Flow - Non-Operating	—	—	—	—	—	—	—	125,855

Total Net Increase (Decrease) in Cash	$—	$—	$—	$—	$—	$—	$—	$130,287

Beginning Cash Balance - Book	$—	$—	$5	$—	$—	$—	$5	$23,417
Total cash receipts	—	—	—	—	—	—	—	140,172
Total cash disbursements	—	—	—	—	—	—	—	(15,203)
Net intercompany	—	—	—	—	—	—	—	5,318
Ending Cash Balance - Book - Debtors	$—	$—	$5	$—	$—	$—	$5	$153,704

DISBURSEMENTS SOLELY FOR PURPOSE OF CALCULATING U.S. TRUSTEE QUARTERLY FEES:
Total Cash Disbursements (Excluding Reorg Pro Fees)	—	—	—	—	—	—	—	(15,321)
Allocated - Reorganization Professional Fees	—	—	—	—	—	—	—	(3,603)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	—	—	—	—	—	—	—	(18,924)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1a	Reporting Period: June 25-July 31, 2015

BANK RECONCILIATIONS
																	1 of 5
Debtor		Molycorp Inc.
Case No.		15-11357
		Operating										Others
		#XXXXXX8924 WF USD account		#XXX-XXXXXX-070 HSBC USD account		#XXX-XXXXXX-001 HSBC CAD account		#XXXX7147 WF Securities USD account		#XXXXXX5228 WF USD account		#XXXXXX-000 Wilmington Trust USD account		#XXXXX6000 USBank USD account		#XXXXXX4705 WF Securities USD account
BALANCE PER BOOKS	Foreign Currency	0		0		CAD 5,274.36		0		0		0		0		0
	USD or USD equivalent	234,594.65		5,063.04		4,029.00		12,500,196.39		40,614.00		108,299,600.68		450,000.00		1,757,053.65

BANK BALANCE		31-Jul-15	234,594.65	31-Jul-15	5,063.04	31-Jul-15	5,274.36	31-Jul-15	12,500,000.00	31-Jul-15	40,614.00	31-Jul-15	108,299,600.68	31-Jul-15	450,000.00	31-Jul-15	1,757,053.65
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			0		0		0		0		0		0		—		0
(-) OUTSTANDING CHECKS (ATTACH LIST)			0		0		0		0		0		0		—		0
OTHER (ATTACH EXPLANATION)			0		0		0		196.39		0		0		—		0
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			234,594.65		5,063.04		5,274.36		12,500,196.39		40,614.00		108,299,600.68		450,000.00		1,757,053.65
ADJUSTED BANK BALANCE IN USD *			234,594.65		5,063.04		4,029.00		12,500,196.39		40,614.00		108,299,600.68		450,000.00		1,757,053.65
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER		Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount
								Dividend income	196.39

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																	2 of 5
Debtor		Magnequench International, Inc.										Magnequench Limited
Case No.		15-11360										15-11361
		Operating										Operating
		#XXXXXX6057 WF USD account		#XXXXXX6462 PNC USD account		#XXXXXX6489 PNC USD account		#XXX9633 Sumitomo Mitsui JPY account		#XXX8704 The Bank of Tokyo Mitsubishi Bank JPY account		#XXXXXXXX3673 RBC USD account		#XXXXXXXX6849 RBC BBD account		#XXXXXX0228 WF USD account
BALANCE PER BOOKS	Foreign Currency	0		0		0		JPY 3,636,860		JPY 970,259		0		BBD 19,541.19		0
	USD or USD equivalent	4,046,153.66		103,246.47		1,007.40		29,355.56		7,831.62		128,256.96		9,770.60		5,000.00

BANK BALANCE		31-Jul-15	4,073,301.70	31-Jul-15	103,246.47	31-Jul-15	1,007.40	31-Jul-15	3,636,860.00	31-Jul-15	970,259.00	31-Jul-15	128,256.96	31-Jul-15	19,541.19	31-Jul-15	5,000.00
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)			(27,148.04)										0
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			4,046,153.66		103,246.47		1,007.40		3,636,860.00		970,259.00		128,256.96		19,541.19		5,000.00
ADJUSTED BANK BALANCE IN USD *			4,046,153.66		103,246.47		1,007.40		29,355.56		7,831.62		128,256.96		9,770.60		5,000.00
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
		168018	160.38
		168019	143.64
		168020	134.20
		168021	9,384.05
		168022	5,985.16
		168023	1,012.58

	168024	898.93
	168026	553.48
	168027	2,413.76
	168028	200.00
	168029	61.54
	401k payment	6200.32

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			3 of 5
Debtor		Molycorp Advanced Water Technologies, LLC				MCP Callco ULC		MCP Canada Holdings ULC		MCP Canada Limited Partnership				MCP Exchangeco Inc.		Molycorp Chemicals & Oxides, Inc.
Case No.		15-11362				15-11363		15-11364		15-11365				15-11366		15-11367
		Operating				Operating		Operating		Operating				Operating		Operating
		#XXXXXX-8229 PNC USD account		#XXXXXX5967 WF USD account		#XXXXXX5681 WF USD account		#XXXXXX5731 WF USD account		#XXXXXXXX8959 RBC USD account		#XXXXXX5715 WF USD account		#XXXXXX5707 WF USD account		#XXXXXX6065 WF USD account		#XXXXXX-9969 PNC USD account
BALANCE PER BOOKS	Foreign Currency	0		0		0		0		0		0		0		0		0
	USD or USD equivalent	4,867.03		0		5,000.00		5,000.00		1,886,047.53		3,274,760.37		5,960.00		11,181,403.63		16,185.42

BANK BALANCE		31-Jul-15	4,867.03	31-Jul-15	0	31-Jul-15	5,000.00	31-Jul-15	5,000.00	31-Jul-15	1,886,047.53	31-Jul-15	3,274,760.37	31-Jul-15	5,960.00	31-Jul-15	11,240,818.95	31-Jul-15	16,185.42
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			0		0		0		0						0
(-) OUTSTANDING CHECKS (ATTACH LIST)			0		0		0		0		0				0		(59,415.32)
OTHER (ATTACH EXPLANATION)			0		0		0		0						0
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			4,867.03		0		5,000.00		5,000.00		1,886,047.53		3,274,760.37		5,960.00		11,181,403.63		16,185.42
ADJUSTED BANK BALANCE IN USD *			4,867.03		0		5,000.00		5,000.00		1,886,047.53		3,274,760.37		5,960.00		11,181,403.63		16,185.42
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
																5049	3,405.00
																5051	113.85
																5052	51,221.00
																5053	2,413.13
																5054	1,685.00

															5056	194.00
															5058	383.34

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			4 of 5
Debtor		Molycorp Luxembourg Holdings S.a.r.l		Molycorp Metals & Alloys, Inc.				Molycorp Minerals Canada ULC (Toronto)						Molycorp Minerals Canada ULC (Peterborough)
Case No.		15-11368		15-11369				15-11370						15-11370
		Operating		Operating				Operating						Operating				Other
		#XXXXXXXXXXXXXXXXXXXX 3010 ING USD account		#XXXXXX6077 WF USD account		#XXXXXX5961 WF USD account		#XXXXXXXX7180 RBC CAD account		#XXXXXXXX6849 RBC USD account		#XXXXXX5723 WF USD account		#XXX-610-5 RBC CAD account		#XXX-143-4 RBC USD account		#XXXXXXXX-610-5 RBC GIC USD account
BALANCE PER BOOKS	Foreign Currency	0		0		0		CAD 559,250.97		0		0		CAD 400,956.21		0		CAD 1,009,741.10
	USD or USD equivalent	10,193.76		528,699.14		9,771.16		427,202.64		2,216,621.98		5,000.00		306,283.87		1,141,816.95		771,324.65

BANK BALANCE		31-Jul-15	10,137.85	31-Jul-15	528,699.14	31-Jul-15	9,771.16	31-Jul-15	577,364.38	31-Jul-15	2,216,621.98	31-Jul-15	5,000.00	31-Jul-15	436,097.08	31-Jul-15	1,146,950.20	31-Jul-15	1,009,741.10
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			0		0		0
(-) OUTSTANDING CHECKS (ATTACH LIST)			0		0		0		(18,113.41)						(35,140.87)		(5,133.25)		0
OTHER (ATTACH EXPLANATION)			55.91		0		0
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			10,193.76		528,699.14		9,771.16		559,250.97		2,216,621.98		5,000.00		400,956.21		1,141,816.95		1,009,741.10
ADJUSTED BANK BALANCE IN USD *			10,193.76		528,699.14		9,771.16		427,202.64		2,216,621.98		5,000.00		306,283.87		1,141,816.95		1,009,741.10
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ch. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
								17272	17,769.91					17823	658.05	1268	4,821.25
								17281	343.50					17825	9,221.82	1269	312.00
														17827	247.68
														17829	1,831.06
														17830	14,275.23
														17831	542.40
														17832	6,575.62

													17833	337.87
													17834	1,151.14
													17835	300.00

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount
	Bank charges recorded at every quarter	55.91

BANK RECONCILIATIONS
Continuation Sheet for MOR-1a																			5 of 5
Debtor		Molycorp Minerals, LLC						Molycorp Rare Metals Holdings, Inc.		Molycorp Rare Metals (Utah), Inc.		Neo International Corp.
Case No.		15-11371						15-11372		15-11373		15-11374
		Operating						Operating		Operating		Operating
		#XXXXXX8908 WF USD account		#XXXXXXXX5461 Swedbank EURO account		#XXXXXXXX5461 Swedbank USD account		#XXXXXX5959 WF USD account		#XXXXXX5942 WF USD account		#XXXXXXXXX1239 RBC BDD account		#XXXXXXXX4715 RBC USD account		#XXXXXX0210 WF USD account		#XXXXXXXX3797 BoC RMB account
BALANCE PER BOOKS	Foreign Currency	0		EU 146,621.19		0		0		0		BBD 12,674.06		0		0		RMB 95,266.80
	USD or USD equivalent	691,131.81		161,051.39		4,000.00		226,527.46		3,556,146.76		6,337.03		172,813.65		5,000.00		15,341.61

BANK BALANCE		31-Jul-15	50,245.00	31-Jul-15	146,621.19	31-Jul-15	4,000.00	31-Jul-15	226,527.46	31-Jul-15	3,586,115.94	31-Jul-15	12,674.06	31-Jul-15	172,813.65	31-Jul-15	5,000.00	31-Jul-15	95,266.80
(+) DEPOSITS IN TRANSIT (ATTACH LIST)			1,908,196.52
(-) OUTSTANDING CHECKS (ATTACH LIST)			(1,264,836.24)						0		(29,969.18)		0
OTHER (ATTACH EXPLANATION)			(2,473.47)
ADJUSTED BANK BALANCE IN FOREIGN CURRENCY*			691,131.81		146,621.19		4,000.00		226,527.46		3,556,146.76		12,674.06		172,813.65		5,000.00		95,266.80
ADJUSTED BANK BALANCE IN USD *			691,131.81		161,051.39		4,000.00		226,527.46		3,556,146.76		6,337.03		172,813.65		5,000.00		15,341.61
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING		Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount	Ck. #	Amount
										31106	245.52
										31115	709.58
										31124	231.29
										31125	497.97
										31126	5,280.00
										31127	1,421.70
										31128	210.78

									31129	387.95
									31130	107.34
									31131	157.26
									31132	2,768.74
									31133	706.33
									31134	146.49
									31135	131.15
									31136	451.56
									31137	397.84
									31138	50.20
									31139	855.94
									31140	490.15
									31141	13,959.20
									31142	762.19

OTHER	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount	Explanation	Amount

Note to MOR-1a, Bank Statements
Due to the level of detailed records, all bank statements that were filed with the Court are not included in this MOR. Such information can be viewed on the Court's docket at www.deb.uscourts.gov or at https://cases.primeclerk.com/molycorp/.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-1b	Reporting Period: June 25-July 31, 2015

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses
Prime Clerk (156(c) services)	June 25 - 30th	163,722.84	Molycorp Minerals LLC	WT000002248	7/24/2015	11,334.00	152,338.84	11,334.00	152,338.84

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-2	Reporting Period: June 25-July 31, 2015

Note to MOR-2, Statement of Operations

All costs directly associated with the Chapter 11 Cases are reported as reorganization items. These costs include legal and other professional advisory fees and all adjustments made to the carrying amount of certain assets and adjustments made to pre-petition liabilities reflecting claims allowed by the Court.

COMBINED DEBTORS' STATEMENT OF OPERATIONS
									1 of 8
Case No.	15-11357			15-11358			15-11359
Debtor	Molycorp Inc.			Industrial Minerals LLC			Magnequench Inc.
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$—	—	—	$—	—	—	$—	—	—
Sales to related parties	—	—	—	—	—	—	—	—	—
Total Revenue	—	—	—	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	—	—	—

Expenses
General & Administrative	125,585	7,779	133,364	—	—	—	—	—	—
Sales & Marketing	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—
Total expenses	125,585	7,779	133,364	—	—	—	—	—	—
Operating income (loss)	(125,585)	(7,779)	(133,364)	—	—	—	—	—	—

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—
Interest income (expense), net	1,104,978	2,465,795	3,570,773	—	—	—	—	—	—
Reorganization items, net (attached schedule)	(99,173,506)	(912,676)	(100,086,182)	—	—	—	(35,076,357)	—	(35,076,357)
Foreign exchange gain (loss)	(2,536,225)	(15,826,067)	(18,362,292)	—	—	—	—	—	—
Income/(loss) before taxes and non-controlling interest	(100,730,338)	(14,280,727)	(115,011,065)	—	—	—	(35,076,357)	—	(35,076,357)
Income taxes expense (benefit)	—	22,709	22,709	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	(100,730,338)	(14,303,436)	(115,033,774)	—	—	—	(35,076,357)	—	(35,076,357)

Equity in loss (income) of affiliates	—	—	—	—	—	—	5,010	51,033	56,043

Income/(loss) from continuing operations	(100,730,338)	(14,303,436)	(115,033,774)	—	—	—	(35,081,366)	(51,033)	(35,132,400)

Earnings/(loss) for the period	$(100,730,338)	(14,303,436)	(115,033,774)	$—	—	—	$(35,081,366)	(51,033)	(35,132,400)

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2									2 of 8
Case No.	15-11360			15-11361			15-11362
Debtor	Magnequench International Inc.			Magnequench Limited			Molycorp Advanced Water Technologies LLC
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$219,727	3,739,059	3,958,787	$—	—	—	$—	—	—
Sales to related parties	1,350,603	3,251,845	4,602,448	—	—	—	—	—	—
Total Revenue	1,570,331	6,990,904	8,561,235	—	—	—	—	—	—

Costs of sales
Costs excluding depreciation and amortization	1,735,919	6,921,821	8,657,740	—	—	—	—	—	—
Depreciation and amortization	—	8,318	8,318	—	—	—	—	—	—
Gross profit (loss)	(165,588)	60,765	(104,824)	—	—	—	—	—	—

Expenses
General & Administrative	33,076	309,399	342,475	77	48	124	43	—	43
Sales & Marketing	15,843	75,007	90,850	—	—	—	—	—	—
Insiders Compensation	8,106	34,262	42,368	—	—	—	—	—	—
Depreciation and amortization	11,506	160,468	171,974	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—
Total expenses	68,531	579,136	647,666	77	48	124	43	—	43
Operating income (loss)	(234,119)	(518,371)	(752,490)	(77)	(48)	(124)	(43)	—	(43)

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—
Interest income (expense), net	73,970	382,313	456,282	—	—	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	401	(1,928)	(1,527)	—	—	—	—	—	—
Income/(loss) before taxes and non-controlling interest	(159,748)	(137,986)	(297,734)	(77)	(48)	(124)	(43)	—	(43)
Income taxes expense (benefit)	—	—	—	—	129,097	129,097	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	(159,748)	(137,986)	(297,734)	(77)	(129,145)	(129,221)	(43)	—	(43)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(159,748)	(137,986)	(297,734)	(77)	(129,145)	(129,221)	(43)	—	(43)

Earnings/(loss) for the period	$(159,748)	(137,986)	(297,734)	$(77)	(129,145)	(129,221)	$(43)	—	(43)

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2									3 of 8
Case No.	15-11363			15-11364			15-11365
Debtor	MCP Callco ULC			MCP Canada Holdings ULC			MCP Canada Limited Partnership
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$—	—	—	$—	—	—	$—	—	—
Sales to related parties	—	—	—	—	—	—	1,285,011	5,788,362	7,073,373
Total Revenue	—	—	—	—	—	—	1,285,011	5,788,362	7,073,373

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	1,224,886	5,009,719	6,234,605
Depreciation and amortization	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	60,124	778,643	838,767

Expenses
General & Administrative	—	—	—	—	—	—	60,167	124,128	184,295
Sales & Marketing	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	60,167	124,128	184,295
Operating income (loss)	—	—	—	—	—	—	(43)	654,515	654,472

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—	—	—
Income/(loss) before taxes and non-controlling interest	—	—	—	—	—	—	(43)	654,515	654,472
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	—	—	—	—	—	(43)	654,515	654,472

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	—	—	—	—	—	(43)	654,515	654,472

Earnings/(loss) for the period	$—	—	—	$—	—	—	$(43)	654,515	654,472

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2									4 of 8
Case No.	15-11366			15-11367			15-11368
Debtor	MCP Exchangeco Inc.			Molycorp Chemicals & Oxides Inc.			Molycorp Luxembourg Holdings S.a.r.l
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$—	—	—	$536,529	2,568,464	3,104,993	$—	—	—
Sales to related parties	—	—	—	2,126,278	3,337,748	5,464,026	—	—	—
Total Revenue	—	—	—	2,662,807	5,906,212	8,569,019	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	2,574,574	5,786,289	8,360,863	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	88,232	119,924	208,156	—	—	—

Expenses
General & Administrative	—	—	—	13,225	12,524	25,748	—	—	—
Sales & Marketing	—	—	—	5,087	24,927	30,014	—	—	—
Insiders Compensation	—	—	—	6,401	26,953	33,354	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	38,242	152,079	190,321	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	62,955	216,483	279,438	—	—	—
Operating income (loss)	—	—	—	25,277	(96,559)	(71,282)	—	—	—

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—
Interest income (expense), net	(494,272)	(2,441,282)	(2,935,554)	69	603	672	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	2,695,539	13,736,096	16,431,635	(2,278)	(13,531)	(15,809)	—	—	—
Income/(loss) before taxes and non-controlling interest	2,201,268	11,294,814	13,496,081	23,068	(109,488)	(86,420)	—	—	—
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	2,201,268	11,294,814	13,496,081	23,068	(109,488)	(86,420)	—	—	—

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	2,201,268	11,294,814	13,496,081	23,068	(109,488)	(86,420)	—	—	—

Earnings/(loss) for the period	$2,201,268	11,294,814	13,496,081	$23,068	(109,488)	(86,420)	$—	—	—

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2									5 of 8
Case No.	15-11369			15-11370			15-11371
Debtor	Molycorp Metals & Alloys Inc.			Molycorp Minerals Canada ULC			Molycorp Minerals LLC
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$3,629	322,118	325,747	$—	56	56	$28,140	591,457	619,597
Sales to related parties	—	—	—	279,880	294,808	574,688	655,179	2,331,985	2,987,164
Total Revenue	3,629	322,118	325,747	279,880	294,864	574,744	683,319	2,923,443	3,606,762

Costs of sales
Costs excluding depreciation and amortization	546	320,098	320,644	251,086	256,296	507,382	2,936,762	9,237,328	12,174,090
Depreciation and amortization	5,736	28,680	34,416	4,148	25,994	30,142	1,227,670	7,296,786	8,524,456
Gross profit (loss)	(2,653)	(26,660)	(29,313)	24,646	12,574	37,221	(3,481,113)	(13,610,671)	(17,091,784)

Expenses
General & Administrative	2,927	9,423	12,350	59,407	549,742	609,149	527,613	1,600,495	2,128,109
Sales & Marketing	—	—	—	10,153	34,114	44,267	1,148	1,725	2,873
Insiders Compensation	—	—	—	20,214	103,029	123,243	24,307	106,963	131,270
Depreciation and amortization	—	—	—	3,966	19,758	23,724	(4,109,501)	439,849	(3,669,653)
- Accretion expense	—	—	—	—	—	—	22,349	112,891	135,240
Research and development	—	—	—	11,698	59,258	70,957	7,913	35,573	43,486
Revision in etimated ARO cash flows	—	—	—	—	—	—	(4,041,690)	—	(4,041,690)
Total expenses	2,927	9,423	12,350	105,439	765,902	871,340	(7,567,860)	2,297,496	(5,270,364)
Operating income (loss)	(5,580)	(36,083)	(41,663)	(80,792)	(753,327)	(834,120)	4,086,748	(15,908,167)	(11,821,420)

Other Income (expense) (attached schedule)	18	40	58	810	2,993	3,803	367	983	1,349
Interest income (expense), net	—	—	—	18,755	(414,905)	(396,150)	(126,487)	(638,036)	(764,524)
Reorganization items, net (attached schedule)	—	—	—	—	—	—	(84,882,950)	(14,625)	(84,897,575)
Foreign exchange gain (loss)	—	—	—	99,601	2,165,120	2,264,721	—	—	—
Income/(loss) before taxes and non-controlling interest	(5,562)	(36,043)	(41,605)	38,374	999,882	1,038,255	(80,922,323)	(16,559,846)	(97,482,169)
Income taxes expense (benefit)	—	—	—	—	16,886	16,886	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	(5,562)	(36,043)	(41,605)	38,374	982,996	1,021,369	(80,922,323)	(16,559,846)	(97,482,169)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	(5,562)	(36,043)	(41,605)	38,374	982,996	1,021,369	(80,922,323)	(16,559,846)	(97,482,169)

Earnings/(loss) for the period	$(5,562)	(36,043)	(41,605)	$38,374	982,996	1,021,369	$(80,922,323)	(16,559,846)	(97,482,169)

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2									6 of 8
Case No.	15-11372			15-11373			15-11374
Debtor	Molycorp Rare Metals Holdings Inc.			Molycorp Rare Metals (Utah) Inc.			Neo International Corp.
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$—	—	—	$146,768	529,677	676,445	$—	—	—
Sales to related parties	—	—	—	158,077	123,855	281,932	—	—	—
Total Revenue	—	—	—	304,845	653,532	958,377	—	—	—

Costs of sales
Costs excluding depreciation and amortization	—	—	—	264,080	445,390	709,469	—	—	—
Depreciation and amortization	—	—	—	3,280	16,399	19,679	—	—	—
Gross profit (loss)	—	—	—	37,486	191,743	229,229	—	—	—

Expenses
General & Administrative	—	—	—	7,263	32,767	40,029	17,612	67,825	85,437
Sales & Marketing	—	—	—	2,631	4,894	7,525	285	—	285
Insiders Compensation	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	309	1,547	1,856	—	3,551	3,551
- Accretion expense	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	10,203	39,208	49,411	17,897	71,376	89,273
Operating income (loss)	—	—	—	27,283	152,535	179,818	(17,897)	(71,376)	(89,273)

Other Income (expense) (attached schedule)	—	160,000	160,000	—	—	—	—	—	—
Interest income (expense), net	—	11	11	136	233	369	3	—	3
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	739	(3,206)	(2,467)	(54,735)	(225,892)	(280,627)
Income/(loss) before taxes and non-controlling interest	—	160,011	160,011	28,158	149,562	177,720	(72,629)	(297,268)	(369,897)
Income taxes expense (benefit)	—	—	—	—	—	—	—	66,307	66,307
Income/(loss) from continuing operations before equity income of affiliate	—	160,011	160,011	28,158	149,562	177,720	(72,629)	(363,575)	(436,204)

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	160,011	160,011	28,158	149,562	177,720	(72,629)	(363,575)	(436,204)

Earnings/(loss) for the period	$—	160,011	160,011	$28,158	149,562	177,720	$(72,629)	(363,575)	(436,204)

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2									7 of 8
Case No.	15-11376			15-11377			Elimination
Debtor	PP IV Mountain Pass II, Inc. (Inactive)			RCF IV Speedwagon Inc. (Inactive)
	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$—	—	—	$—	—	—	$—	—	—
Sales to related parties	—	—	—	—	—	—	(1,564,891)	(7,063,088)	(8,627,979)
Total Revenue	—	—	—	—	—	—	(1,564,891)	(7,063,088)	(8,627,979)

Costs of sales
Costs excluding depreciation and amortization	—	—	—	—	—	—	(1,564,891)	(7,170,239)	(8,735,130)
Depreciation and amortization	—	—	—	—	—	—	—	—	—
Gross profit (loss)	—	—	—	—	—	—	—	107,151	107,151

Expenses
General & Administrative	—	—	—	—	—	—	—	—	—
Sales & Marketing	—	—	—	—	—	—	—	—	—
Insiders Compensation	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	—	—	—	—
- Accretion expense	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—
Revision in etimated ARO cash flows	—	—	—	—	—	—	—	—	—
Total expenses	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	—	—	—	—	—	—	107,151	107,151

Other Income (expense) (attached schedule)	—	—	—	—	—	—	—	—	—
Interest income (expense), net	—	—	—	—	—	—	—	—	—
Reorganization items, net (attached schedule)	—	—	—	—	—	—	—	—	—
Foreign exchange gain (loss)	—	—	—	—	—	—	—	—	—
Income/(loss) before taxes and non-controlling interest	—	—	—	—	—	—	—	107,151	107,151
Income taxes expense (benefit)	—	—	—	—	—	—	—	—	—
Income/(loss) from continuing operations before equity income of affiliate	—	—	—	—	—	—	—	107,151	107,151

Equity in loss (income) of affiliates	—	—	—	—	—	—	—	—	—

Income/(loss) from continuing operations	—	—	—	—	—	—	—	107,151	107,151

Earnings/(loss) for the period	$—	—	—	$—	—	—	$—	107,151	107,151

COMBINED DEBTORS' STATEMENT OF OPERATIONS
Continuation Sheet for MOR-2			8 of 8
Case No.	Total
Debtor
	6/25 - 6/30	7/1 - 7/31	Total
Revenues
External Sales - net	$934,793	7,750,832	8,685,626
Sales to related parties	4,290,137	8,065,515	12,355,652
Total Revenue	5,224,930	15,816,348	21,041,278

Costs of sales
Costs excluding depreciation and amortization	7,422,962	20,806,701	28,229,664
Depreciation and amortization	1,240,834	7,376,178	8,617,011
Gross profit (loss)	(3,438,866)	(12,366,531)	(15,805,397)

Expenses
General & Administrative	846,995	2,714,129	3,561,123
Sales & Marketing	35,147	140,667	175,815
Insiders Compensation	59,028	271,207	330,235
Depreciation and amortization	(4,093,721)	625,173	(3,468,547)
- Accretion expense	22,349	112,891	135,240
Research and development	57,853	246,911	304,764
Revision in etimated ARO cash flows	(4,041,690)	—	(4,041,690)
Total expenses	(7,114,037)	4,110,977	(3,003,060)
Operating income (loss)	3,675,172	(16,477,509)	(12,802,337)

Other Income (expense) (attached schedule)	1,195	164,016	165,211
Interest income (expense), net	577,152	(645,269)	(68,117)
Reorganization items, net (attached schedule)	(219,132,813)	(927,301)	(220,060,114)
Foreign exchange gain (loss)	203,043	(169,409)	33,634
Income/(loss) before taxes and non-controlling interest	(214,676,251)	(18,055,472)	(232,731,723)
Income taxes expense (benefit)	—	234,999	234,999
Income/(loss) from continuing operations before equity income of affiliate	(214,676,251)	(18,290,471)	(232,966,722)

Equity in loss (income) of affiliates	5,010	51,033	56,043

Income/(loss) from continuing operations	(214,681,261)	(18,341,504)	(233,022,765)

Earnings/(loss) for the period	$(214,681,261)	(18,341,504)	(233,022,765)

Continuation Sheet for MOR-2

Debtor	Case No.	BREAKDOWN OF "OTHER" CATEGORY	June 25 - 30	July 1 - July 31

		Other Income/Expense
Molycorp Metals & Alloys, Inc.	15-11369	Rental/interest income	18	40

Molycorp Minerals Canada ULC	15-11370	Gain on fixed asset sale	810
		Refund - insurance		2,993

Molycorp Minerals, LLC	15-11371	Miscellaneous rental income	367	983

Molycorp Rare Metals Holdings, Inc.	15-11372	Dividend income		160,000

		Total Combined	1,195	164,016

		Other Reorganization Expenses
Molycorp Inc.	15-11357	Legal and other professional fees	1,848,202	912,676
		Adjustments to the carrying amount of debt	78,440,941
		Wrtie off of deferred financing cost	4,919,107
		Gain on fair value adjustment of Springing Maturity derivative	(8,008,001)
		Early Payment Premium on Term loans	21,973,257
		Total	99,173,506	912,676

Magnequench Inc.	15-11359	Write-off of discount and deferred financing cost on Term Loans	8,796,357
		Early Payment Premium on Term Loans	26,280,000
		Total	35,076,357

Molycorp Minerals, LLC	15-11371	Early payment premium on term loans	65,964,111
		Wrtie off of deferred financing cost	6,210,031
		Adjustments to the carrying amount of debt	12,708,808
		Trustee fees		14,625
		Total	84,882,950	14,625

		Total Combined	219,132,813	927,301

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-3	Reporting Period: June 25-July 31, 2015

Notes to MOR-3, Balance Sheet

Unless otherwise indicated, the value of the assets contained in MOR-3 are book values as of July 31, 2015 and as of the Petition Date. Amounts ultimately realized from the disposition of the Debtors’ assets may materially vary from the stated book value. The carrying amounts of these assets are not based upon any estimate of such assets’ current market values. The Debtors reserve the right to amend or adjust the value of each asset in MOR-3.
All liabilities in MOR-3 are separated into obligations that were incurred prior to the filing of the Chapter 11 Cases (the "pre-petition liabilities") and those incurred after the filing of the Chapter 11 Cases (the "post-petition liabilities"). Pre-petition liabilities are further segregated into liabilities subject to compromise ("LSTC") and liabilities not subject to compromise. LSTC are pre-petition obligations that are not fully secured and that have at least a possibility of not being repaid at the full claim amount. However, fully secured liabilities may become impaired under a reorganization plan and may be classified as LSTC.
LSTC, including claims that become known after the filing of the Chapter 11 Cases, are reported on the basis of the expected amount of the total allowed claim, even though they may be settled for lesser amounts. Allowed claims are initially included in the debtors listing of liabilities filed with the Court or submitted by a creditor to the Court and not objected by the Debtors. Allowed claims remain subject to future adjustment that may result from actions of the Court, rejection of contracts and unexpired leases, negotiations, disputed claims, valuation of collateral securing claims, and other events.

COMBINED DEBTORS' BALANCE SHEET
As at July 31, 2015
Case No.	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372
Debtor	Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.

ASSETS
Current
Cash and cash equivalents	$12,784,497	$—	$—	$4,188,125	$143,028	$4,867	$5,000	$5,000	$5,160,808	$5,960	$11,197,589	$10,194	$539,070	$4,873,078	$856,183	$226,527
Restricted cash	108,299,601	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Trade accounts receivable	0	0	0	4,113,462	0	0	0	0	0	0	3,025,509	0	872,354	0	538,072	0
Inventories	0	0	0	10,493,357	0	0	0	0	270,334	0	8,254,640	0	3,647,495	1,112,048	34,237,971	0
Income tax receivable	499,790	0	0	0	88,061	0	0	0	0	0	0	0	0	0	0	0
Defer tax assets	7,432,756	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Other current assets (attached schedule)	3,470,852	0	0	0	11,163	0	0	0	3,882	0	15,847	0	198,773	254,718	11,311,106	0
Total current assets	132,487,496	0	0	18,794,944	242,252	4,867	5,000	5,000	5,435,023	5,960	22,493,585	10,194	5,257,692	6,239,845	46,943,332	226,527

Fixed Assets
- Real Property & Improvement	0	0	0	100,000	0	0	0	0	0	0	0	0	2,154,116	1,510,345	1,059,644,376	0

- Machinery & Equipment	0	0	0	1,528,573	0	0	0	0	0	0	0	0	2,803,444	3,927,003	616,996,200	0
- Furniture & Office Equipment	0	0	0	7,421,923	0	0	0	0	0	0	84,275	0	98,652	1,334,575	8,860,110	0
- Vehicle	0	0	0	0	0	0	0	0	0	0	0	0	0	0	2,437,401	0
- Minerals Resource	0	0	0	0	0	0	0	0	0	0	0	0	0	0	24,539,244	0
- Construction in Process	0	0	0	0	0	0	0	0	0	0	0	0	0	0	13,819,134	0
less: accumulated depreciation	0	0	0	(6,772,624)	0	0	0	0	0	0	(84,275)	0	(1,380,941)	(3,812,331)	(191,456,211)	0
Property, plant and equipment	0	0	0	2,277,872	0	0	0	0	0	0	0	0	3,675,271	2,959,591	1,534,840,253	0
Deposits	2,207,054	0	0	0	0	0	0	0	0	0	0	0	0	0	29,041,449	0
Inventories	0	0	0	0	0	0	0	0	0	0	0	0	0	0	24,186,559	0
Patents and other intangible assets	0	0	0	29,455,185	0	0	0	0	0	0	0	0	0	395,832	338,458	0
Investment (attached schedule)	543,915,594	20,000	162,565,435	17,067,184	2,033,276	0	0	0	1,192,325,440	684,175,440	0	364,150,000	0	31,811,569	141,423,147	22,919,589
Other assets (attached schedule)	0	0	0	45,060	0	0	0	0	0	0	0	0	0	0	624,474	0
Loan to Insiders	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Related Party Receivable	2,938,980,207	478	50,830,305	107,754,288	11,524,962	0	0	0	20,713,099	44,086,468	11,513,684	15,798	2,200,000	25,988,399	42,873,484	1,800,000
Total non current assets	3,485,102,855	20,478	213,395,740	156,599,589	13,558,238	0	0	0	1,213,038,540	728,261,908	11,513,684	364,165,798	5,875,271	61,155,391	1,773,327,824	24,719,589
Total assets	3,617,590,351	20,478	213,395,740	175,394,533	13,800,489	4,867	5,000	5,000	1,218,473,563	728,267,868	34,007,269	364,175,992	11,132,963	67,395,236	1,820,271,156	24,946,116

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	1,229,310	0	0	48,049	0	0	0	0	5,722	0	31,295	0	24,863	93,712	2,132,110	0
DIP Financing	128,299,601	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Accrued expenses	1,848,202	0	0	1,301,203	0	0	0	0	14,583	0	669,291	0	295,495	552,531	10,986,020	0
Income taxes payable	0	0	0	198,663	0	0	0	0	0	0	0	0	0	472,041	0	0
Capital lease	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,398,894	0
Asset retirrement obligation	0	0	0	0	0	0	0	0	0	0	0	0	0	0	3,330,762	0
Total current liabilities	131,377,112	0	0	1,547,915	0	0	0	0	20,305	0	700,587	0	320,359	1,118,284	19,847,785	0

Capital lease	0	0	0	0	0	0	0	0	0	0	0	0	0	0	17,195,025	0
Asset retirement obligation	0	0	0	0	0	0	0	0	0	0	0	0	0	0	11,068,006	0
Defer tax liabilities	13,204,756	0	0	380,910	906,189	0	0	0	0	0	0	0	0	1,162,736	0	0
Pension benefit liablilties	0	0	0	3,247,257	0	0	0	0	0	0	0	0	0	0	0	0
Other Long-term Liabilities	0	0	0	0	0	0	0	0	0	0	0	0	0	0	1,424,195	0
Amount due to Insiders	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Related party payable	387,443	0	0	6,098,542	0	0	5,000	5,000	6,264,265	3,361,036	5,998,986	0	418	545,742	32,670,165	0
Liabilities subject to compromise - Related party	71,041,354	20,378	3,339,173	21,373,080	219,062	5,000	0	7,750	7,932,338	348,665,218	17,383,339	364,287,300	216,331	59,098,122	2,261,869,800	0
Liabilities subject to compromise - Third party	1,514,132,728	0	88,859,274	57,919	0	0	0	0	4,184	0	126,379	0	32,023	1,849,434	227,948,111	0
Total non-current liabilities	1,598,766,282	20,378	92,198,446	31,157,708	1,125,251	5,000	5,000	12,750	14,200,787	352,026,254	23,508,704	364,287,300	248,772	62,656,034	2,552,175,301	0
Total liabilities	1,730,143,394	20,378	92,198,446	32,705,623	1,125,251	5,000	5,000	12,750	14,221,092	352,026,254	24,209,290	364,287,300	569,130	63,774,318	2,572,023,087	0

Non-controlling interest

Shareholder's equity:
Share capital	258,952	100	33,788	21,556	4,621,000	0	0	0	684,175,441	10,255,745	1,500	20,000	0	275,174,583	0	22,463,750
Contributed surplus	2,248,781,948	0	40,027,833	148,368,181	389,376	0	0	0	0	401,063,759	226,313	0	17,521,567	(4,095,431)	132,576,089	0
Accumulated deficits	(361,593,944)	0	81,135,673	(4,744,019)	7,664,862	(133)	0	(7,750)	520,077,029	(35,077,890)	9,570,166	(131,308)	(6,957,734)	(267,458,234)	(884,328,020)	2,482,366
Accum Other Comprehensive Income	0	0	0	(956,809)	0	0	0	0	0	0	0	0	0	0	0	0
Shareholders' equity	1,887,446,957	100	121,197,294	142,688,909	12,675,238	(133)	0	(7,750)	1,204,252,471	376,241,614	9,797,979	(111,308)	10,563,833	3,620,918	(751,751,930)	24,946,116
Total liabilities and shareholders' equity	3,617,590,351	20,478	213,395,740	175,394,532	13,800,489	4,867	5,000	5,000	1,218,473,563	728,267,868	34,007,269	364,175,992	11,132,963	67,395,236	1,820,271,156	24,946,116

COMBINED DEBTORS' BALANCE SHEET
Continuation Sheet for MOR-3
As at July 31, 2015
Case No.	15-11373	15-11374	15-11375	15-11376	15-11377	Elimination	Total
Debtor	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)

ASSETS
Current
Cash and cash equivalents	$3,557,484	$200,880	$—	$—	$—	$—	$43,758,291
Restricted cash	—	—	—	—	—	—	108,299,601
Trade accounts receivable	718,579	—	—	—	—	—	9,267,977
Inventories	4,660,419	—	—	—	—	107,151	62,783,415
Income tax receivable	—	—	—	—	—	—	587,851
Defer tax assets	—	—	—	—	—	—	7,432,756
Other current assets (attached schedule)	819,817	8,647	—	—	—	—	16,094,805
Total current assets	9,756,299	209,527	—	—	—	107,151	248,224,695

Fixed Assets
- Real Property & Improvement	1,021,865	—	—	—	—	—	1,064,430,702
- Machinery & Equipment	986,639	—	—	—	—	—	626,241,858
- Furniture & Office Equipment	45,006	—	—	—	—	—	17,844,541
- Vehicle	—	—	—	—	—	—	2,437,401
- Minerals Resource	—	—	—	—	—	—	24,539,244
- Construction in Process	125,394	—	—	—	—	—	13,944,528
less: accumulated depreciation	(1,344,175)	—	—	—	—	—	(204,850,557)
Property, plant and equipment	834,730	—	—	—	—	—	1,544,587,717
Deposits	—	—	—	—	—	—	31,248,503
Inventories	—	—	—	—	—	—	24,186,559
Patents and other intangible assets	—	505,546	—	—	—	—	30,695,021

Investment (attached schedule)	—	28,535,255	—	—	—	(2,976,458,319)	214,483,611
Other assets (attached schedule)	—	—	—	—	—	—	669,534
Loan to Insiders	—	—	—	—	—	—	—
Related Party Receivable	540,421	47,163,679	—	—	—	(3,173,463,004)	132,522,268
Total non current assets	1,375,151	76,204,480	—	—	—	(6,149,921,322)	1,978,393,213
Total assets	11,131,450	76,414,007	—	—	—	(6,149,814,171)	2,226,617,908

LIABILITIES AND SHAREHOLDERS' EQUITY

Current
Trade accounts payable	56,569	—	—	—	—	—	3,621,630
DIP Financing	—	—	—	—	—	—	128,299,601
Accrued expenses	225,315	137,762	—	—	—	—	16,030,403
Income taxes payable	—	—	—	—	—	—	670,704
Capital lease	—	—	—	—	—	—	3,398,894
Asset retirrement obligation	—	—	—	—	—	—	3,330,762
Total current liabilities	281,884	137,762	—	—	—	—	155,351,993

Capital lease	—	—	—	—	—	—	17,195,025
Asset retirement obligation	—	—	—	—	—	—	11,068,006
Defer tax liabilities	—	1,075,718	—	—	—	—	16,730,309
Pension benefit liablilties	—	—	—	—	—	—	3,247,257
Other Long-term Liabilities	—	—	—	—	—	—	1,424,195
Amount due to Insiders	—	—	—	—	—	—	—
Related party payable	273,751	1,535	—	—	—	(42,380,140)	13,231,743
Liabilities subject to compromise - Related party	38,381	149,196	—	—	—	(3,131,082,863)	24,562,960
Liabilities subject to compromise - Third party	99,487	817,337	—	—	—	—	1,833,926,874
Total non-current liabilities	411,619	2,043,786	—	—	—	(3,173,463,004)	1,921,386,369
Total liabilities	693,503	2,181,548	—	—	—	(3,173,463,004)	2,076,738,361

Non-controlling interest

Shareholder's equity:
Share capital	14,550,000	19,163,220	—	—	—	(1,030,480,683)	258,952
Contributed surplus	—	514,460	—	—	—	(736,592,148)	2,248,781,948
Accumulated deficits	(4,112,054)	54,554,779	—	—	—	(1,209,278,337)	(2,098,204,545)
Accum Other Comprehensive Income	—	—	—	—	—	—	(956,809)
Shareholders' equity	10,437,946	74,232,459	—	—	—	(2,976,351,167)	149,879,546
Total liabilities and shareholders' equity	11,131,449	76,414,007	—	—	—	(6,149,814,171)	2,226,617,908

Continuation Sheet for MOR-3

			BOOK VALUE AS AT
Debtor	Case No.	ASSETS	JULY 31, 2015
		Other Current Assets
Molycorp Inc.	15-11357	Retainer fee paid to Jone's day	400,000
		Retainer fee paid to Alixpartner	900,000
		Retainer fee paid to Yong Conway	102,519
		Retainer fee paid to Prime Clerk	25,000
		Retainer fee paid to Paul Welss	300,000
		Retainer fee paid to Kramer Levin	350,000
		Retainer fee paid to Miller Buckfire	10,000
		Retainer fee paid to Mile 26	300,000
		Miller Buckfire -to securing DIP financing	1,083,333
		Total	3,470,852

Magnequench Limited	15-11361	Prepaids and deferred charges	1,508
		HST/VAT recoverable	9,656
		Total	11,163

MCP Canada Limited Partnership	15-11365	Prepaids expenses	3,882

Molycorp Chemicals & Oxides, Inc.	15-11367	Prepaids and deferred charges	2,089
		HST recoverable	6,808
		Misc receivables - Other	6,950
		Total	15,847

Molycorp Metals & Alloys, Inc.	15-11369	Prepayment for raw materials	161,441
		Refundable deposits to utility company	37,332
		Total	198,773

Molycorp Minerals Canada ULC (Toronto)	15-11370	GST/VAT recoverable	53,695
		Prepayment on rent and consulting	161,262
		Prepaid Insurance	20,634
		Prepaid Property Tax	10,829
		HST Recoverable	8,297
		Total	254,718

Molycorp Minerals, LLC	15-11371	Other account receivable	296,535

		Prepaid and deferred charges	2,317,371
		Down payment - vendor	4,753,163
		Prepaid insurance	3,944,036
		Total	11,311,106

Molycorp Rare Metals (Utah), Inc.	15-11373	Prepaid Others	23,140
		Prepaid - Pots Expense	10,697
		Prepaid - Heaters Expense	7,600
		Prepaid - Propane Expense	11,695
		Prepaid - Package Expense	18,478
		Prepaid Duty	714,704
		Prepaid - HRA Plan	2,821
		GST/VAT Recoverable(Consumption Tax)	3,033
		Misc Receivable - Beijing Jiya	27,648
		Total	819,817

Neo International Corp.	15-11374	Prepayment for professional fee	5,000
		GST/VAT recoverable	3,647
		Total	8,647

		Combined Debtor Total Other Current Assets	16,094,805
		Investments
Molycorp Inc.	15-11357	Molycorp Luxembourg Holdings S.a.r.l. (100%)	20,000
		MCP Exchangeco Inc. (100%)	411,319,505
		Molycorp Minerals LLC (31.96%)	132,576,089
		Total	543,915,594

Industrial Minerals, LLC	15-11358	Industrial Minerals S.a.r.l. (100%)	20,000

Magnequench Inc.	15-11359	Gan Zhou Ke Li Rare Earth New Material (25%)	5,485,477
		Magnequench Neo Powders Pte. Ltd. (100%)	116,421
		Magnequench International Inc. (100%)	136,035,957
		Magnequench UG (100%)	20,927,580
		Total	162,565,435

Magnequench International, Inc.	15-11360	Xin Bao Investment Limited (98.9%)	17,067,184

Magnequench Limited	15-11361	Magnequench International Trading (Tianjin) Co., Ltd. (100%)	800,000
		Magnequench (Korat) Co., Ltd. (100%)	1
		Zibo Jia Xin Magnetic Materials Ltd. (100%)	530,000

		GQD Special Material (Thailand) Co., Ltd. (20%)	703,275
		Total	2,033,276

MCP Canada Limited Partnership	15-11365	Molycorp Minerals Canada ULC	1,192,325,440

MCP Exchangeco Inc.	15-11366	MCP Canada Limited Partnership (99.99%)	684,175,440

Molycorp Luxembourg Holdings S.a.r.l.	15-11368	Molycorp Rare Metals Holdings Inc. (100%)	24,150,000
		Magnequench Inc. (100%)	325,000,000
		Molycorp Chemicals & Oxides Inc. (100%)	15,000,000
		Total	364,150,000

Molycorp Minerals Canada ULC (Toronto)	15-11370	Neo International Corp. (100%)	19,163,220
		Vive Crop Protection Inc. RSTD (investment)	805,305
		Molycorp Chemicals & Oxides (Europe) Ltd. (100%)	158
		Magnequench Limited (100%)	4,621,000
		Molycorp (Beijing) Co., Ltd. (100%)	200,000
		NMT Holdings GmbH (100%)	71,940
		Molycorp Korea Inc. ( 100%)	91,000
		Molycorp Rare Metals Korea Inc. (100%)	3,065,000
		Xin Bao Investment Limited (1.1%)	3,000,000
		Molycorp Japan Inc. (100%)	86,199
		Molycorp Rare Metals (Utah), Inc.	707,747
		Total	31,811,569

Molycorp Minerals, LLC	15-11371	Molycorp Metals & Alloys Inc. (100%)	17,521,567
		Molycorp Silmet AS (100%)	123,901,480
		Indistrial Minerals LLC (100%)	100
		Total	141,423,147

Molycorp Rare Metals Holdings, Inc.	15-11372	Molycorp Rare Metals (Oklahoma) LLC (80%)	6,500,000
		Molycorp Rare Metals (Utah) Inc. (100%)	14,550,000
		Shanxi Jia Hua Galaxy Electronic Materials Co., Ltd. (60%)	1,869,589
		Total	22,919,589

Neo International Corp.	15-11374	Jiangyin Jiahua Advanced Material Resources Co., Ltd. (95%)	23,279,669
		Zibo Jiahua Advanced Material Resources Co., Ltd. (95%)	5,042,586
		Neo Performance Materials (Singapore) Pte. Ltd. (100%)	213,000
		Total	28,535,255

		Other Assets
Magnequench International, Inc.	15-11360	Rental deposit	300
		Rental deposit for Osaka office	44,760
		Total	45,060

Molycorp Minerals, LLC	15-11371	Rabbi Trust investment - retirement fund	624,474

		Combined Debtor Total Other Assets	669,534

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: June 25-July 31, 2015

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	498,784.98	498,784.98	Various	—	—
FICA-Employee	—	268,902.53	268,902.53	Various	—	—
FICA-Employer	2,587.81	268,902.54	271,490.35	Various	—	—
Unemployment	208.00	1,099.97	1,307.97	Various	—	—
Income	—	3,643.04	3,643.04	Various	—
Other: Fed Medical Ins	—	—	—	Various	—	—
Total Federal Taxes	2,795.81	1,041,333.06	1,044,128.87	—	—	—
State and Local
Withholding	—	48,244.79	48,244.79	Various	—	—
Sales & Use	261.85	1,755,711.34	261.85	Various	—	1,755,711.34
Excise	—	—	—	—	—	—
Unemployment	—	14,498.95	14,117.43	Various	—	381.52
Real Property	—	862,721.86	—	—	—	862,721.86
Personal Property	—	—	—	—	—	—
Other: Property taxes for land and machinery	37,200.00	6,250.00	—	—	—	43,450.00
Total State and Local	37,461.85	2,687,426.94	62,624.07	—	—	2,662,264.72
Total Taxes	40,257.66	3,728,760.00	1,106,752.94	—	—	2,662,264.72

SUMMARY OF UNPAID POSTPETITION DEBTS

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	3,462,120.00	156,088.13	3,421.63	—	—	3,621,629.76
Wages Payable	707,801.98	—	—	—	—	707,801.98
Taxes Payable	670,704.00	—	—	—	—	670,704.00

Rent/Leases-Building						—
Rent/Leases-Equipment						—
Secured Debt/Adequate Protection Payments						—
Professional Fees						—
Amounts Due to Insiders*						—
Other: DIP Financing	128,299,600.68	—	—	—	—	128,299,600.68
		—	—	—	—	—
Total Postpetition Debts	133,140,226.66	156,088.13	3,421.63	—	—	133,299,736.42

Explain how and when the Debtor intends to pay any past-due postpetition debts.
0-30	156,088.13	Paying down invoices in August 2015 now less than $500,000
31-60	3,421.63	All paid in August
	159,509.76	Total Past Due Accounts Payable
*"Insider" is defined in 11 U.S.C. Section 101(31).

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-4	Reporting Period: June 25-July 31, 2015

SUMMARY OF UNPAID POST PETITION DEBTS - SUPPLEMENTAL SCHEDULE

ACCOUNTS PAYABLE

Number of Days Past Due
Debtor	Case No	Current	0-30	31-60	61-90	Over 90	Total
Molycorp Inc.	15-11357	1,229,309.84	—	—	—	—	1,229,309.84
Industrial Minerals, LLC	15-11358	—	—	—	—	—	—
Magnequench Inc.	15-11359	—	—	—	—	—	—
Magnequench International, Inc.	15-11360	48,049.35	—	—	—	—	48,049.35
Magnequench Limited	15-11361	—	—	—	—	—	—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—	—	—
MCP Callco ULC	15-11363	—	—	—	—	—	—
MCP Canada Holdings ULC	15-11364	—	—	—	—	—	—
MCP Canada Limited Partnership	15-11365	5,399.71	322.16	—	—	—	5,721.87
MCP Exchangeco Inc.	15-11366	—	—	—	—	—	—
Molycorp Chemicals & Oxides, Inc.	15-11367	19,887.04	11,408.10	—	—	—	31,295.14
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—	—	—
Molycorp Metals & Alloys, Inc.	15-11369	24,863.31	—	—	—	—	24,863.31
Molycorp Minerals Canada ULC (Toronto)	15-11370	22,666.86	9,359.28	1,782.41	—	—	33,808.55
Molycorp Minerals Canada ULC (Peterborough)	15-11370	54,296.09	5,149.90	457.49	—	—	59,903.48
Molycorp Minerals, LLC	15-11371	2,001,079.19	129,848.69	1,181.73	—	—	2,132,109.61
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—	—	—
Molycorp Rare Metals (Utah), Inc.	15-11373	56,568.61	—	—	—	—	56,568.61
Neo International Corp.	15-11374	—	—	—	—	—	—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—	—	—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—	—	—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—	—	—

Consolidated		3,462,120.00	156,088.13	3,421.63	—	—	3,621,629.76

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: June 25-July 31, 2015

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Case No.	Combined Debtors' Accounts Receivable	15-11357	15-11358	15-11359	15-11360	15-11361	15-11362	15-11363	15-11364	15-11365	15-11366
Accounts Receivable Reconciliation	Debtor		Molycorp Inc.	Industrial Minerals LLC	Magnequench Inc.	Magnequench International Inc.	Magnequench Limited	Molycorp Advanced Water Technologies LLC	MCP Callco ULC	MCP Canada Holdings ULC	MCP Canada Limited Partnership	MCP Exchangeco Inc.
	Total Accounts Receivable at the beginning of the reporting period	13,062,177	—	—	—	4,203,562	—	—	—	—	—	—
	+ Amounts billed during the period	8,337,551	—	—	—	4,235,495	—	—	—	—	—	—
	- Amounts collected during the period	(9,627,599)	—	—	—	(4,321,443)	—	—	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	11,772,129	—	—	—	4,117,614	—	—	—	—	—	—

Accounts Receivable Aging
	0 - 30 days old	8,714,891	—	—	—	3,908,402	—	—	—	—	—	—
	31 - 60 days old	495,875	—	—	—	205,060	—	—	—	—	—	—
	61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
	91+ days old	2,561,363	—	—	—	4,152	—	—	—	—	—	—
	Total Accounts Receivable	11,772,129	—	—	—	4,117,614	—	—	—	—	—	—
	Amount considered uncollectible (Bad Debt)	(2,504,152)	—	—	—	(4,152)	—	—	—	—	—	—
	Accounts Receivable (Net)	9,267,977	—	—	—	4,113,462	—	—	—	—	—	—

	Case No.	15-11367	15-11368	15-11369	15-11370	15-11371	15-11372	15-11373	15-11374	15-11375	15-11376	15-11377
Accounts Receivable Reconciliation	Debtor	Molycorp Chemicals & Oxides Inc.	Molycorp Luxembourg Holdings S.a.r.l	Molycorp Metals & Alloys Inc.	Molycorp Minerals Canada ULC	Molycorp Minerals LLC	Molycorp Rare Metals Holdings Inc.	Molycorp Rare Metals (Utah) Inc.	Neo International Corp.	PP IV Mountain Pass Inc. (Inactive)	PP IV Mountain Pass II, Inc. (Inactive)	RCF IV Speedwagon Inc. (Inactive)
	Total Accounts Receivable at the beginning of the reporting period	4,059,793	—	1,028,447	—	3,288,997	—	481,379	—	—	—	—
	+ Amounts billed during the period	2,658,212	—	322,396	—	591,457	—	529,991	—	—	—	—
	- Amounts collected during the period	(3,692,495)	—	(478,489)	—	(842,382)	—	(292,791)	—	—	—	—
	+/- Revaluation of Foreign Currency Receivable	—	—	—	—	—	—	—	—	—	—	—
	Total Accounts Receivable at the end of the reporting period	3,025,509	—	872,354	—	3,038,072	—	718,579	—	—	—	—

Accounts Receivable Aging
0 - 30 days old	2,917,472	—	872,354	—	300,333	—	716,329	—	—	—	—
31 - 60 days old	87,000	—	—	—	201,565	—	2,250	—	—	—	—
61 - 90 days old	—	—	—	—	—	—	—	—	—	—	—
91+ days old	21,037	—	—	—	2,536,174	—	—	—	—	—	—
Total Accounts Receivable	3,025,509	—	872,354	—	3,038,072	—	718,579	—	—	—	—
Amount considered uncollectible (Bad Debt)	—	—	—	—	(2,500,000)	—	—	—	—	—	—
Accounts Receivable (Net)	3,025,509	—	872,354	—	538,072	—	718,579	—	—	—	—

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: June 25-July 31, 2015

SUMMARY OF UNPAID POST PETITION RECEIVABLES - SUPPLEMENTAL SCHEDULE

ACCOUNTS RECEIVABLE

Number of Days Past Due
Debtor	Case No	0-30	31-60	61-90	Over 90	Bad debt	Total
Molycorp Inc.	15-11357	—	—	—	—		—
Industrial Minerals, LLC	15-11358	—	—	—	—		—
Magnequench Inc.	15-11359	—	—	—	—		—
Magnequench International, Inc.	15-11360	3,908,401.69	205,059.85	—	4,152.00	(4,152)	4,113,461.54
Magnequench Limited	15-11361	—	—	—	—		—
MCP Advanced Water Technologies, LLC	15-11362	—	—	—	—		—
MCP Callco ULC	15-11363	—	—	—	—		—
MCP Canada Holdings ULC	15-11364	—	—	—	—		—
MCP Canada Limited Partnership	15-11365	—	—	—	—		—
MCP Exchangeco Inc.	15-11366	—	—	—	—		—
Molycorp Chemicals & Oxides, Inc.	15-11367	2,917,472.17	87,000.00	—	21,037.12		3,025,509.29
Molycorp Luxembourg Holdings S.a.r.l	15-11368	—	—	—	—		—
Molycorp Metals & Alloys, Inc.	15-11369	872,354.00	—	—	—		872,354.00
Molycorp Minerals Canada ULC (Toronto)	15-11370	—	—	—	—		—
Molycorp Minerals Canada ULC (Peterborough)	15-11370	—	—	—	—		—
Molycorp Minerals, LLC	15-11371	300,333.35	201,564.90	—	2,536,174.13	(2,500,000)	538,072.38
Molycorp Rare Metals Holdings, Inc.	15-11372	—	—	—	—		—
Molycorp Rare Metals (Utah), Inc.	15-11373	716,329.48	2,250.00	—	—		718,579.48
Neo International Corp.	15-11374	—	—	—	—		—
PP IV Mountain Pass Inc.	15-11375	—	—	—	—		—
PP IV Mountain Pass II inc.	15-11376	—	—	—	—		—
RCF IV Speedwagon Inc.	15-11377	—	—	—	—		—
Consolidated		8,714,890.69	495,874.75	—	2,561,363.25	(2,504,152)	9,267,976.69

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In re Molycorp, Inc., et al., Debtors	Case No. 15-11357 (CSS)
MOR-5	Reporting Period: June 25-July 31, 2015

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		√
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		√
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	√
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	√
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
√

5. Two new accounts were opened at Molycorp Inc:
a) Adequate Assurance Deposit
b) Wilmington Trust Deposit

* The above questionnaire reflects the responses of each debtor entity.